UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2014

UV FLU TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53306	46-5559864
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 150 Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 362-5455

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On December 2, 2014, the Board of Directors of UV FLU TECHNOLOGIES, INC. (the “Company”) dismissed Samyn & Martin, LLC (“SM”) as the Company’s independent registered public accounting firm, to be replaced by a new firm.

SM’s reports on the Company’s financial statements for the two years ended September 30, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, except to indicate there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended September 30, 2013 or 2012, and through December 2, 2014, there were no disagreements between the Company or SM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of SM, would have caused SM to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended September 30, 2013 and 2012 or through December 2, 2014.

The Company requested that SM furnish a statement as to whether it agrees with the statements made by the Company in response to this item, and if not, stating the respects in which it does not agree. The Company hereby files SM’s letter as an exhibit to this report in which SM agrees with the statements concerning SM contained herein.

(b) Contemporaneous with the dismissal of SM, on December 2, 2014, the Board of Directors of the Company engaged the firm of KMJ | Corbin & Company LLP (“KMJ/Corbin”) as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures and execution of an engagement letter. For the fiscal years ended September 30, 2013 and 2012 and as of the date hereof, the Company (or someone on its behalf) has not consulted with KMJ/Corbin regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company’s or oral advice was provided that KMJ/Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; nor

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter dated December 4, 2014 from Samyn & Martin, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UV FLU TECHNOLOGIES, INC

Date: December 8, 2014	By:	/s/ Michael S. Ross
	Name:	Michael S. Ross
	Title:	President/Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated December 4, 2014 from Samyn & Martin, LLC